                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) JULY 13, 2005
                                                         ---------------

                                W. R. GRACE & CO.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-13953                                  65-0773649
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      (Commission File Number)             (IRS Employer Identification No.)

           7500 GRACE DRIVE
          COLUMBIA, MARYLAND                             21044
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(Address of Principal Executive Offices)               (Zip Code)

                                 (410) 531-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 1.01.  Entry into a Material Definitive Agreement.

         On July 13, 2005, the United States Bankruptcy Court for the District
of Delaware approved the Company's 2005-2007 Long-Term Incentive Program ("2005
LTIP") for officers, including all executive officers, and certain other senior employees of the Company. The purpose of the LTIP is to provide key employees with long-term incentives. The LTIP will cover approximately 315 employees worldwide. Awards under the 2005 LTIP are payable 100% in cash, based on the extent to which the Company achieves core earnings before interest and taxes targets over the three-year performance period. Employees who become entitled to award payments under the 2005 LTIP will generally be paid in two installments:
one in the first quarter of 2007 (as partial payment based on performance for the first two years of the three-year performance period), and the other in the first quarter of 2008 (which will consider performance for the complete three-year performance period and will be offset by the amount of the prior installment). Generally, a key employee forfeits his or her rights to receive an installment of an award if, prior to the payment of the installment, the employee either voluntarily resigns from the Company or is terminated by the
Company for cause. Our board will have discretion to interpret, amend and terminate the LTIP. The terms of the LTIP will be governed by the documents attached hereto as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits

       (c)  Exhibits

            10.1    2005-2007 Long-Term Incentive Program

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                      W. R. GRACE & CO.
                                                  ------------------------
                                                        (Registrant)

                                                  By  /s/ Mark A. Shelnitz
                                                      --------------------
                                                          Mark A. Shelnitz
                                                             Secretary

Dated:  July 21, 2005